COTY INC. & SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Overview
Operating and reportable segments (referred to as “segments”) reflect the way the Company is managed and for which separate financial information is available and evaluated regularly by the Company’s chief operating decision maker ("CODM") in deciding how to allocate resources and assess performance. The Company has designated its Chief Executive Officer as the CODM.

On July 1, 2019, the Company announced its turnaround plan, which included the Company’s CODM changing the reporting structure used to allocate resources from the previous category focused organizational structure that included three operating and reportable segments: Luxury, Consumer Beauty and Professional Beauty, to a structure based on regional commercial business units. These changes were implemented during the three months ended March 31, 2020. See Note 1—Description of Business in the December 31, 2019 10-Q for information on the Company’s turnaround plan update announced on October 21, 2019.

As a result of these changes, the Company has four operating segments and reportable segments: Europe, Middle East & Africa (“EMEA”); Americas; Asia Pacific; and Professional Beauty. EMEA, Americas and Asia Pacific include the businesses focused on prestige fragrances, prestige skin care, prestige color cosmetics, mass color cosmetics, retail hair coloring and styling products, mass fragrance, mass skin care and body care, and are supported by central marketing teams.

Certain income and shared costs and the results of corporate initiatives are managed by Corporate. Corporate primarily includes restructuring and realignment costs, costs related to acquisition and divestiture activities and impairments of long lived assets, goodwill and intangibles that are not attributable to ongoing operating activities of the segments. Due to the changes in the reporting structure to the CODM, certain internal cost allocations between the segments were revised. Further, previously incurred amortization expense and asset impairment charges related to goodwill and intangible assets that have historically supported Luxury and Consumer Beauty categories were reallocated. The results of Younique, LLC ("Younique") are included in "Other." Corporate costs are not used by the CODM to measure the underlying performance of the segments.

In order to reflect the changes in its segments, the Company has recast by segment the following quarterly and fiscal year financial information for each quarter of fiscal 2019, the fiscal year 2019, and for the first and second quarters of fiscal year 2020:
•Reported net revenue;
•Reported year-over-year and like-for-like net revenue trends; and
•Reported operating income (loss) and adjusted operating income.

The Company’s total reported net revenue, operating income (loss), and adjusted operating income remain consistent with previously issued quarterly and annual reports.

The Company operates on a fiscal year basis with a year-end of June 30. Unless otherwise noted, any reference to a year preceded by the word “fiscal” refers to the fiscal year ended June 30 of that year. For example, references to “fiscal 2020” refer to the fiscal year ending June 30, 2020. For the periods described in this recast, the term “like-for-like” describes the Company's core operating performance, excluding the financial impact of (i) acquired brands or businesses in the current year period until we have twelve months of comparable financial results, (ii) the divested brands or businesses or early terminated brands, generally, in the prior year non-comparable periods, to maintain comparable financial results with the current fiscal year period and (iii) foreign currency exchange translations to the extent applicable.

COTY INC. & SUBSIDIARIES
NET REVENUES BY SEGMENT
(In millions)
(Unaudited)

	Fiscal 2019
	Three months ended				Fiscal Year to Date
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2019
Net revenues
Americas	$605.8	$710.0	$581.6	$629.7	$2,527.1
EMEA	725.9	974.5	705.6	724.7	3,130.7
Asia Pacific	199.2	209.6	197.7	221.5	828.0
Professional Beauty*	406.5	523.1	419.0	455.9	1,804.5
Other**	93.9	94.0	86.7	83.6	358.2
Total	$2,031.3	$2,511.2	$1,990.6	$2,115.4	$8,648.5

	Fiscal 2020
	Three months ended
	September 30, 2019	December 31, 2019
Net revenues
Americas	$547.8	$648.6
EMEA	718.2	961.0
Asia Pacific	204.0	208.7
Professional Beauty*	417.3	526.7
Other**	55.5	—
Total	$1,942.8	$2,345.0

*Professional Beauty net revenues differ inconsequentially from reported amounts in prior quarterly and annual filings as the net revenues attributable to professional beauty products sold through mass retail and travel retail channels are now reflected in the respective regional segment.
**In September 2019, the Company divested all of its membership interest in Younique. Younique’s historical net revenues and operating income (loss) are presented in the “Other” segment.

COTY INC. & SUBSIDIARIES
NET REVENUES BY SEGMENT
YOY (Year-over-Year) and LFL (Like-for-Like) trends
(Unaudited)

	Fiscal 2019
	Three months ended								Fiscal Year to Date
	September 30, 2018		December 31, 2018		March 31, 2019		June 30, 2019		June 30, 2019
	YOY	LFL	YOY	LFL	YOY	LFL	YOY	LFL	YOY	LFL
Net revenues
Americas	(13.5)%	(10.5)%	2.1%	7.7%	(7.5)%	(2.4)%	(10.5)%	(8.0)%	(7.3)%	(3.4)%
EMEA	(11.0)	(10.1)	(9.0)	(2.3)	(15.1)	(5.6)	(9.3)	(3.7)	(11.0)	(5.2)
Asia Pacific	(0.6)	(2.0)	(2.6)	4.6	(1.8)	5.8	11.6	15.9	1.6	6.1
Professional Beauty*	(4.4)	(2.1)	(4.1)	(0.8)	(6.0)	(0.5)	(6.9)	(3.0)	(5.3)	(1.6)
Other**	(3.1)	(3.1)	(15.3)	(15.3)	(25.4)	(25.4)	(23.3)	(23.3)	(17.3)	(17.3)
Total	(9.2)%	(7.7)%	(4.8)%	0.7%	(10.4)%	(3.7)%	(8.0)%	(4.1)%	(8.0)%	(3.5)%

	Fiscal 2020
	Three months ended
	September 30, 2019		December 31, 2019
Net revenues	YOY	LFL	YOY	LFL
Americas	(9.6)%	(8.9)%	(8.6)%	(7.2)%
EMEA	(1.0)	2.9	(1.4)	0.4
Asia Pacific	2.4	4.5	(0.4)	0.8
Professional Beauty*	2.6	5.3	0.7	2.3
Other**	(40.8)	(32.0)	NM**	—
Total	(4.4)%	(1.1)%	(6.6)%	(1.4)%

*Professional Beauty net revenues differ inconsequentially from reported amounts in prior quarterly and annual filings as the net revenues attributable to professional beauty products sold through mass retail and travel retail channels are now reflected in the respective regional segment.
**In September 2019, the Company divested all of its membership interest in Younique. Younique’s historical net revenues and operating income (loss) are presented in the “Other” segment.

COTY INC. & SUBSIDIARIES
OPERATING INCOME (LOSS) AND ADJUSTED OPERATING INCOME (LOSS) BY SEGMENT
(In millions)
(Unaudited)

	Fiscal 2019
	Three months ended				Fiscal Year to Date
	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019	June 30, 2019
Operating income (loss)***
Americas	$29.0	$(358.7)	$36.4	$(1,157.3)	$(1,450.6)
EMEA	(3.1)	(258.3)	53.8	(1,071.0)	(1,278.6)
Asia Pacific	16.4	(68.2)	22.4	(193.8)	(223.2)
Professional Beauty	(3.2)	81.0	33.0	11.7	122.5
Other	(4.0)	(4.1)	(2.9)	(7.6)	(18.6)
Corporate	(55.8)	(196.3)	(57.2)	(313.7)	(623.0)
Total	$(20.7)	$(804.6)	$85.5	$(2,731.7)	$(3,471.5)
Adjusted operating income (loss)***
Americas	$53.4	$69.2	$56.4	$85.6	$264.6
EMEA	42.8	139.2	88.3	81.5	351.8
Asia Pacific	24.3	10.1	29.2	33.8	97.4
Professional Beauty	14.9	98.9	49.7	55.9	219.4
Other**	4.8	4.7	5.6	1.2	16.3
Corporate	0.6	0.2	0.3	(0.9)	0.2
Total	$140.8	$322.3	$229.5	$257.1	$949.7

	Fiscal 2020
	Three months ended
	September 30, 2019	December 31, 2019
Operating income (loss)***
Americas	$(2.0)	$38.9
EMEA	39.2	117.0
Asia Pacific	16.8	10.8
Professional Beauty	28.3	81.9
Other	(11.0)	—
Corporate	54.7	(213.2)
Total	$126.0	$35.4
Adjusted operating income (loss)***
Americas	$16.1	$57.7
EMEA	74.1	150.3
Asia Pacific	23.6	18.2
Professional Beauty	45.5	99.1
Other**	(3.6)	—
Corporate	(1.0)	(0.3)
Total	$154.7	$325.0

**In September 2019, the Company divested all of its membership interest in Younique. Younique’s historical net revenues and operating income (loss) are presented in the “Other” segment.
*** The reported Operating Income (Loss) reconciles to the Adjusted Operating Income and the adjustments primarily include restructuring and business realignment costs, costs related to acquisitions and divestitures, asset impairment charges and amortization expense. The reconciliations were disclosed in the filings as noted below.

Note Regarding Non-GAAP Presentation

The following information is incorporated herein by reference:

Reconciliations of reported operating income (loss) to adjusted operating income and reported net revenues to like-for-like net revenues was reported under sections “Reconciliation of Reported Income (Loss) to Adjusted Operating Income” and “Reconciliation of Reported Net Revenues to Like-For-Like Net Revenues”, respectively, of the listed Earnings Reports:

–Fiscal Second Quarter 2020 Results (released February 5, 2020)
–Fiscal First Quarter 2020 Results (released November 6, 2019)
–Fiscal Fourth Quarter 2019 Results (released August 28, 2019)
–Fiscal Third Quarter 2019 Results (released May 8, 2019)
–Fiscal Second Quarter 2019 Results (released February 8, 2019)
–Fiscal First Quarter 2019 Results (released November 7, 2018)